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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             ____________________


                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 1, 2000



                      Shared Medical Systems Corporation
                      ----------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                  0-7416               23-1704148
      -----------------          -------------       ------------------
       (State or Other            (Commission         (I.R.S. Employer
       Jurisdiction of            File Number)       Identification No.)
       Incorporation)

             51 Valley Stream Parkway, Malvern, Pennsylvania  19355
            -------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code 610-219-6300
                                                           ------------


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)

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ITEM 5.  Other Events.
         ------------

     On May 1, 2000, the Company and Siemens Corporation announced that they have entered into a definitive agreement for Siemens Corporation, a subsidiary of Siemens AG, to acquire the Company.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (c) Exhibits.

         99.1 Press Release dated May 1, 2000

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SHARED MEDICAL SYSTEMS CORPORATION


                                      By:  /s/ Terrence W. Kyle
                                         ------------------------------
                                           Terrence W. Kyle
                                           Senior Vice President,
                                           Chief Financial Officer,
                                           Treasurer, and Assistant
                                           Secretary

May 1, 2000